SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 25, 2002
Date of Report (Date of earliest event reported)

IDENTIX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	01-09641 (Commission File Number)	94-2842496 (I.R.S. Employer Identification No.)

100 Cooper Court
Los Gatos, CA 95032
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 335-1400

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 5. OTHER EVENTS.

     On June 25, 2002, Viper Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Registrant (“Merger Sub”) merged with and into Visionics Corporation, a Delaware corporation (“Visionics”), Visionics became a wholly-owned subsidiary of the Registrant and all outstanding shares of Visionics’ common stock were converted into 1.3436 shares of the Registrant’s common stock. The transaction was pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated February 22, 2002 and will be accounted for as a purchase.

Item 7. Financial Statements, pro Forma Financial Information and Exhibits

(a)	Financial Statement of Business Acquired.

The financial statements of the business acquired previously were filed as part of, or were incorporated by reference into, the Registrant’s Registration Statement on Form S-4 filed on March 18, 2002, File No. 333-84428.

(b)	Pro Forma Financial Information.

The pro forma financial information previously was filed as part of the Registrant’s Registration Statement on Form S-4 filed on March 18, 2002, File No. 333-84428.

(c)	Exhibits

2.1	Agreement and Plan of Merger by and among Identix Incorporated, a Delaware corporation, Viper Acquisition Corp., a Delaware corporation and Visionics Corporation, a Delaware corporation dated as of February 22, 2002. (Incorporated by reference to Registrant’s Registration Statement on Form S-4 filed on March 18, 2002, File No. 333-84428.)
99.1	Press Release dated June 26, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IDENTIX INCORPORATED

/s/ Erick Prusch

By:	Erick Prusch Chief Financial Officer

Date: June 25, 2002

EXHIBIT INDEX

2.1	Agreement and Plan of Merger by and among Identix Incorporated, a Delaware corporation, Viper Acquisition Corp., a Delaware corporation and Visionics Corporation, a Delaware corporation dated as of February 22, 2002. (Incorporated by reference to Registrant’s Registration Statement on Form S-4 filed on March 18, 2002, File No. 333-84428.)

99.1	Press Release dated June 26, 2002.